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                                                                   EXHIBIT 10.26

                          AMERICAN STATES WATER COMPANY
                THREE YEAR DIVIDEND EQUIVALENT RIGHT CERTIFICATE

        American States Water Company, a California corporation ("we" or the "Company"), has granted to you, the award recipient identified below, dividend equivalent rights on the terms and conditions set forth in the attached Statement of Terms and Conditions with respect to the stock option identified below (the "Corresponding Option").


        AWARD RECIPIENT:

        DATE OF GRANT OF THIS AWARD:

        CORRESPONDING OPTION INFORMATION:

        DATE OF GRANT:

        NUMBER OF SHARES:                                     *
                          -------------------------------------


Your acceptance of this Certificate constitutes your acknowledgement of and agreement to be bound by the terms and conditions set forth herein and in the attached Statement of Terms and Conditions. The Statement of Terms and Conditions is incorporated herein by this reference. You are not required to accept this award. If you choose not to accept this award or if you do not agree to the terms and conditions of this award, you should, no later than ten business days after the date of grant of this award set forth above, notify the Company's Chief Financial Officer at 630 East Foothill Boulevard, San Dimas, California 91773 (telephone number 909-394-3600) that you do not accept this award and return this Certificate to the Chief Financial Officer at that address. This award is granted as a matter of a separate incentive and is not in lieu of salary or any other compensation for services.

        IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Dividend Equivalent Right Certificate as of the date of grant of this award first set forth above.

AMERICAN STATES WATER COMPANY,
a California corporation

By:___________________________________

Print Name:___________________________

Its:__________________________________



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* Subject to adjustment for stock splits and similar events in accordance with the applicable award agreement and option plan.